UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): May 15, 2001


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                          Commission File No. 333-82153

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                             AIRCRAFT FINANCE TRUST


                         State of Organization: Delaware
                   IRS Employer Identification No. 51-6512392
       1100 North Market Street, Rodney Square North, Wilmington, Delaware
                           Telephone - (302) 651-1000

















                       This document consists of 20 pages.


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Item 5.       Other Events.

Attached hereto as Exhibit 99.1 is a copy of the Monthly Report to Noteholders for the payment date of May 15, 2001, sent to the holders of the notes. Attached hereto as Exhibit 99.2 is the Quarterly Report to Noteholders for the quarter ended March 31, 2001.




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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AIRCRAFT FINANCE TRUST
                                    (Registrant)





           May 15, 2001                By:       /s/ David Treitel
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                                                David H. Treitel
                                                Independent Controlling Trustee




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